Exhibit 23.13

                           Consent of Robert A. Day

I hereby consent to the reference in the Joint Proxy Statement/Prospectus constituting part of the Registration Statement on Form S-4 (and all amendments thereto) of McMoRan Exploration Co. to my name as a person about to become a director of McMoRan Exploration Co.

                                                      /s/Robert A. Day
                                                 -----------------------------
                                                         Robert A. Day


New Orleans, Louisiana
August 11, 1998